UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2024

QUIDELORTHO CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	001-41409	87-4496285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 552-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement

On April 25, 2024, QuidelOrtho Corporation (the “Company”) entered into Amendment No. 2 (the “Amendment”), by and among the Company, the lenders party thereto, and Bank of America, N.A., as administrative agent, which amends that certain Credit Agreement, dated as of May 27, 2022, as amended by Increase Joinder No. 1, dated as of August 4, 2022, and as further amended by Amendment No. 1, dated as of September 8, 2023, among the Company, the several lenders from time to time parties thereto, the L/C issuers from time to time parties thereto and Bank of America, N.A., as the administrative agent and swing line lender (the “Credit Agreement”).

The Amendment, among other matters, modifies the Credit Agreement by setting the required maximum leverage ratio for the applicable measurement period as follows:

Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
On or prior to June 30, 2023	4.50 to 1.00
After June 30, 2023 and on or prior to June 30, 2024	4.00 to 1.00
After June 30, 2024 and on or prior to December 31, 2024	4.25 to 1.00
After December 31, 2024 and on or prior to June 30, 2025	4.00 to 1.00
Each fiscal quarter after June 30, 2025	3.75 to 1.00

The Amendment also includes other clarifying amendments to certain covenants set forth in the Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”), which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit Number	Description
10.1	Amendment No. 2, dated as of April 25, 2024, by and among QuidelOrtho Corporation, the Lenders party thereto, and Bank of America, N.A., as the Administrative Agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2024

QUIDELORTHO CORPORATION

By:	/s/ Joseph M. Busky
Name:	Joseph M. Busky
Its:	Chief Financial Officer